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                                                                    EXHIBIT 23.2


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Banknorth Group, Inc. of our report, dated January 18, 2000, incorporated by reference in the December 31, 1999 Annual Report on Form 10-K of Peoples Heritage Financial Group, Inc.


                                                   /s/ KPMG LLP

Boston, Massachusetts
May 10, 2000